                                                                     EXHIBIT 1.1



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


ADCPB BALANCE
-------------
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             34,671,686.44
Current Month ADCPB (Before addition of New Property)         33,304,623.42
Base Principal Amount (Prior - Current)                        1,367,063.02
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                33,304,623.42

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                    29,041,144.18
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                165,776.53
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        165,776.53
     Class A Interest Paid                                       165,776.53

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                    29,041,144.18
     Class A Percentage                                               86.00%
     Base Principal Amount                                     1,367,063.02
                                                              -------------
     Class A Base Principal Distribution Amount                1,175,674.20
     Prior Month Class A Overdue Principal                             0.00
                                                              -------------
     Total A Note Principal Due                                1,175,674.20
     Additional amount due for floor payment                     142,417.93
     Additional Class A Principal Due                                  0.00
                                                              -------------
     Class A Principal Paid                                    1,318,092.13

     Class A Overdue Principal                                         0.00
                                                              -------------
     Current Month Class A Principal Balance                  27,723,052.05

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                   1,350,751.28
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                                8,588.53
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                        8,588.53
     Class B-1 Interest Paid                                       8,588.53

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                   1,350,751.28
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     1,367,063.02
     Class B-1 Base Principal Distribution Amount                 54,682.52
     Prior Month B-1 Overdue Principal                                 0.00
     Additional amount due for floor payment                       6,624.09
                                                               ------------
     Total B-1 Note Principal Due                                 61,306.61

     Class B-1 Principal Paid                                     61,306.61

     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 1,289,444.67

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                   1,350,751.28
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                                9,196.36
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                        9,196.36
     Class B-2 Interest Paid                                       9,196.36

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                   1,350,751.28
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     1,367,063.02
     Class B-2 Base Principal Distribution Amount                 54,682.52
     Prior Month B-1 Overdue Principal                                 0.00
     Additional amount due for floor payment                       6,624.09
                                                               ------------
     Total B-1 Note Principal Due                                 61,306.61

     Class B-2 Principal Paid                                     61,306.61

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 1,289,444.67

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

FLOOR TEST

     Initial ADCPB                                            85,790,915.00
     Floor percent                                                     3.50%
                                                              -------------
     Floor                                                     3,002,682.03

     Ending ADCPB                                             33,304,623.42

     less
     Beginning Balance - Class A         29,041,144
     Beginning Balance - Class B1         1,350,751
     Beginning Balance - Class B2         1,350,751
                                         ----------
                                         31,742,647
     less
     Current Month Payment - Class A      1,175,674
     Current Month Payment - Class B1        54,683
     Current Month Payment - Class B2        54,683
                                         ----------
                                          1,285,039           30,457,607.51

     Excess of ending ADCPB over Note balance after
      initial payments                                         2,847,015.91

     Excess (deficit) of excess balance over floor              (155,666.11)
     Cash available after payment of regular payments            182,124.19
                                                              -------------
     Additional payment to certificate holders                   155,666.11


ADJUSTED FLOOR TEST

     Ending ADCPB                                             33,304,623.42

     less
     Beginning Balance - Class A         29,041,144
     Beginning Balance - Class B1         1,350,751
     Beginning Balance - Class B2         1,350,751
                                         ----------
                                         31,742,647
     less
     Current Month Payment - Class A      1,318,092
     Current Month Payment - Class B1        61,307
     Current Month Payment - Class B2        61,307
                                         ----------
                                          1,440,705           30,301,941.40

     Excess of ending ADCPB over Note balance after
      initial payments                                         3,002,682.03

     Excess (deficit) of excess balance over floor                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                            34,671,686
     Servicer Fee Rate                                0.5000%
     One-twelfth                                      0.0417%
     Servicer Fee                                  14,446.54

     Prior Servicer Fee Arrearage                       0.00
     Servicer Fee Due                              14,446.54

     Servicer Fee Paid                             14,446.54

     Current Servicing Fee Arrearage                    0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                            34,671,686
     Back-Up Servicer Fee Rate                        0.0130%
     One-twelfth                                      0.0011%
     Back-up Servicer Fee                             375.61

     Prior Back-Up Servicer Fee Arrearage               0.00
     Total Back-Up Servicer Fee Due                   375.61

     Back-Up Servicer Fee Paid                        375.61

     Current Back-Up Servicing Fee Arrearage            0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                      291.67
     Trustee Fee Rate                                 0.0100%

     Prior Trustee Fee Arrearage                        0.00
     Total Trustee Fee Due                            291.67

     Trustee Fee Paid                                 291.67

     Current Trustee Fee Arrearage                      0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance     29,041,144.18
     Monthly Premium Rate                             0.0208%
     Prior Premium Arrearage                            0.00
     Premium Amount Due                             6,050.00

     Premium Amount Paid                            6,050.00

     Current Premium Arrearage                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

                                                                      NO

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                        Gross
                              Gross                       Gross                       Charge-Off
                             Defaults       Recoveries  Charge-Offs       ADCPB         Ratio
                             --------       ----------  -----------     ----------    ----------
           2 months prior       2,166          18,495     (16,329)      36,575,039      -0.54%
           1 month prior            0           5,475      (5,475)      34,717,793      -0.19%
           Current              7,351          12,386      (5,034)      33,304,623      -0.18%

           3 Month Gross Charge-Off Ratio                                               -0.30%
           Maximum Allowed                                                               2.50%


30+ DELINQUENCIES

                                                           Monthly
                          Delinquencies      ADCPB      Delinquencies
                          -------------    ----------   -------------
           2 months prior   2,110,020      36,575,039       5.77%
           1 month prior    1,890,502      34,717,793       5.45%
           Current month    1,951,199      33,304,623       5.86%

                           Delinquency Ratio:               5.69%
                           Maximum Delinquency Ratio:       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------


GROSS DEFAULTS (>=180)

                             Monthly Gross                     Monthly
                                Defaults     ADCPB          Gross Defaults
                                --------   ----------       --------------
           Current month            0      33,304,623           0.0000%
           1 month prior            0      34,717,793           0.0000%
           2 months prior           0      36,575,039           0.0000%
                                   --      ----------           ------
           Sum/Average              0      34,865,818           0.0000%
                                                                     4
           Gross Defaults                                         0.00%
                                                                ------
                 i A       Subordinated Percentage               12.89%
                ii B       WAL of Remaining Leases                1.71
                           Two                                       2
                           Ratio (i/ii)/2                         3.78%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                             Monthly
                           Delinquencies     ADCPB         Delinquencies
                           -------------   ----------      -------------
           2 months prior     246,076      36,575,039           0.67%
           1 month prior      422,994      34,717,793           1.22%
           Current month      549,161      33,304,623           1.65%


                           Issuer Delinquency Trigger Ratio:    1.18%
                           Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordination Level < 14%                   No
                                                      ------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

      (3)  Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


Aging/Delinquency Statistics

                                                                                  ADCPB            Total
Current                                                                          31,353,425        94.14%
31-60 Days Past Due                                                                 833,712         2.50%
61-90 Days Past Due                                                                 568,327         1.71%
91+ Days Past Due                                                                   549,161         1.65%
                                                                             --------------      -------

Total                                                                            33,304,623       100.00%


Certificate Factors

Class A Notes                                                                   0.375751989
Class B-1 Notes                                                                 0.375752061
Class B-2 Notes                                                                 0.375752061


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                      85,790,915.00
Maximum Substitution (10% of Initial)                                          8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)                   4,289,545.75

Prior month Cumulative ADCPB Substituted                                       4,134,055.76
Current month ADCPB Substituted                                                          --
                                                                             --------------
Cumulative ADCPB Substituted                                                   4,134,055.76

Prior month Cumulative ADCPB Substituted for Defaulted Contracts               1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                      --
                                                                             --------------
Cumulative ADCPB Substituted for Defaulted Contracts                           1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                          11,856,769.83
Current month ADCPB prepaid                                                       63,127.23
                                                                             --------------
Cumulative ADCPB prepaid                                                      11,919,897.06

Prior month Cumulative ADCPB Defaulted                                         5,295,740.49
Current month ADCPB Defaulted                                                      7,351.05
                                                                             --------------
Cumulative ADCPB Defaulted                                                     5,303,091.54

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                               117,251.82

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account        (260,372.05)
     Transfer of prior period Excluded Amounts not yet transferred                       (80,167.06)
     Collections Received [5.02 (b)(d)]                                                1,923,051.65
     Excluded Amounts [5.02 (d)][Definition]                                            (562,578.82)
     Collections on Deposit due Collection Account [5.02 (d)]                           (986,632.70)

     Ending Balance                                                                      150,552.84


COLLECTION ACCOUNT
     BEGINNING BALANCE, APRIL 1, 1999                                                                  1,088,367.74

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1999
     Add:  Servicer Advance                                                                              558,739.47
     Add:  Payments due Collection Account from last 2 business days prior period                        260,372.05
     Add:  Add'l transfers                                                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account                                             0.00
     #NAME?                                                                                           (1,907,479.26)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                    986,632.70
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                             3,316.40
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                              0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                          0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                             0.00

     Ending balance on April 30, 1999 and May 1, 1999                                                    989,949.10

     Add: Servicer Advances to be deposited on Determination Date                                        592,634.14
     Add: Payments due Collection Acct from last 3 business days                                          89,305.43
     Add: Payments not yet transferred to the Collection Account                                               0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

     Adjusted Collection Account Balance                                                               1,671,888.67

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                147,145.71
     Add: Balance deposited on closing date                                                                  0.00
     Add: Security Deposits [6.02 b]                                                                         0.00
     Less: Amounts to Collection Account [6.02 c]                                                            0.00
     Add:  Investment Earnings                                                                             569.09
                                                                                                      -----------

     Ending balance on April 30, 1999                                                                  147,714.80

     Less: Amounts to Collection Account [6.02 c]                                                            0.00

     Adjusted Security Deposit  Account Balance                                                        147,714.80


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                    0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                        0.00
                                                                                                                          ----

     Ending balance on April 30, 1999                                                                                     0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                        0.00
                                                                                                                          ----

     Adjusted New Transferred Property Funding Account Balance                                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999



AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                     1,671,888.67


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                             0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                         0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                             0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                     14,446.54
             (C)     Servicing Charges inadvertently deposited in Collection Account                               0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             375.61

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                               6,050.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                               291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                        165,776.53

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                     8,588.53

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                       9,196.36

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]        1,175,674.20

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                   0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]     54,682.52
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]    54,682.52
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                    0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                             0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     26,458.08
             Net of Additional Principal Distribution to Class A, B1 & B2.

             a.      Class A Additional Principal Distribution Amount                                        142,417.93

             b.      Class B1 Additional Principal Distribution Amount                                         6,624.09

             c.      Class B2 Additional Principal Distribution Amount                                         6,624.09


     Reviewed By:



     ---------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


ADCPB BALANCE
Initial ADCPB                                                          72,024,925.77
Prior Month ADCPB                                                      38,884,887.36
Current Month ADCPB (Before addition of New Property)                  37,554,027.37
Base Principal Amount (Prior - Current)                                 1,330,859.99
Add:  ADCPB of New Transferred Property                                         0.00
Ending ADCPB (Current + ADCPB of New Property)                         37,554,027.37

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                             34,217,974.21
     Class A Certificate Rate                                                   6.29%
     One twelfth of Class A Certificate Rate                                    0.52%
     Class A Certificate Interest                                         179,359.21
     Prior Month Class A Overdue Interest                                       0.00

     Class A Interest Due                                                 179,359.21
     Class A Interest Paid                                                179,359.21

     Current Month Class A Overdue Interest                                     0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                             34,217,974.21
     Class A Percentage                                                        88.00%
     Base Principal Amount                                              1,330,859.99
     Class A Base Principal Distribution Amount                         1,171,156.79
     Prior Month Class A Overdue Principal                                      0.00
     Total A Note Principal Due                                         1,171,156.79

     Class A Principal Paid                                             1,171,156.79

     Class A Overdue Principal                                                  0.00
                                                                       -------------
     Current Month Class A Principal Balance                           33,046,817.42

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                            1,166,521.54
     Class B-1 Certificate Rate                                                 7.01%
     One twelfth of Class B-1 Certificate Rate                                  0.58%
     Class B-1 Certificate Interest                                         6,814.43
     Prior Month Class B-1 Overdue Interest                                     0.00

     Class B-1 Interest Due                                                 6,814.43
     Class B-1 Interest Paid                                                6,814.43

     Current Month Class B-1 Overdue Interest                                   0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                            1,166,521.54
     Class B-1 Percentage                                                       3.00%
     Base Principal Amount                                              1,330,859.99
     Class B-1 Base Principal Distribution Amount                          39,925.80
     Prior Month B-1 Overdue Principal                                          0.00
     Total B-1 Note Principal Due                                          39,925.80
                                                                      --------------

     Class B-1 Principal Paid                                              39,925.80


     Class B-1 Overdue Principal                                                0.00

     Current Month Class B-1 Principal Balance                          1,126,595.74

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                              972,101.45
     Class B-2 Certificate Rate                                                 8.22%
     One twelfth of Class B-2 Certificate Rate                                  0.69%
     Class B-2 Certificate Interest                                         6,658.89
     Prior Month Class B-2 Overdue Interest                                     0.00

     Class B-2 Interest Due                                                 6,658.89
     Class B-2 Interest Paid                                                6,658.89

     Current Month Class B-2 Overdue Interest                                   0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                              972,101.45
     Class B-2 Percentage                                                       2.50%
     Base Principal Amount                                              1,330,859.99
     Class B-2 Base Principal Distribution Amount                          33,271.50
     Prior Month B-1 Overdue Principal                                          0.00
     Total B-1 Note Principal Due                                          33,271.50

     Class B-2 Principal Paid                                              33,271.50

     Class B-2 Overdue Principal                                                0.00

     Current Month Class B-2 Principal Balance                            938,829.95

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


FLOOR TEST

     Initial ADCPB                                                                          72,024,925.77
     Floor percent                                                                                   3.00%
                                                                                          ---------------
     Floor                                                                                   2,160,747.77

     Ending ADCPB                                                                           37,554,027.37

     less
     Beginning Balance - Class A                                      34,217,974
     Beginning Balance - Class B1                                      1,166,522
     Beginning Balance - Class B2                                        972,101
                                                                 ---------------
                                                                      36,356,597
     less
     Current Month Payment - Class A                                   1,171,157
     Current Month Payment - Class B1                                     39,926
     Current Month Payment - Class B2                                     33,272
                                                                 ---------------
                                                                       1,244,354            35,112,243.11

     Excess of ending ADCPB over Note balance
       after initial payments                                                                2,441,784.26

     Excess (deficit) of excess balance over floor                                             281,036.49


ADJUSTED FLOOR TEST

     Ending ADCPB                                                                           37,554,027.37

     less
     Beginning Balance - Class A                                      34,217,974
     Beginning Balance - Class B1                                      1,166,522
     Beginning Balance - Class B2                                        972,101
                                                                 ---------------
                                                                      36,356,597
     less
     Current Month Payment - Class A                                   1,171,157
     Current Month Payment - Class B1                                     39,926
     Current Month Payment - Class B2                                     33,272
                                                                 ---------------
                                                                       1,244,354            35,112,243.11

     Excess of ending ADCPB over Note balance
       after initial payments                                                                2,441,784.26

     Excess (deficit) of excess balance over floor                                             281,036.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                        38,884,887
     Servicer Fee Rate                                            0.5000%
     One-twelfth                                                  0.0417%
     Servicer Fee                                              16,202.04

     Prior Servicer Fee Arrearage                                   0.00
     Servicer Fee Due                                          16,202.04

     Servicer Fee Paid                                         16,202.04

     Current Servicing Fee Arrearage                                0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                        38,884,887
     Back-Up Servicer Fee Rate                                    0.0200%
     One-twelfth                                                  0.0017%
     Back-up Servicer Fee                                         648.08

     Prior Back-Up Servicer Fee Arrearage                           0.00
     Total Back-Up Servicer Fee Due                               648.08

     Back-Up Servicer Fee Paid                                    648.08

     Current Back-Up Servicing Fee Arrearage                        0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                  291.67
     Trustee Fee Rate                                             0.0100%

     Prior Trustee Fee Arrearage                                    0.00
     Total Trustee Fee Due                                        291.67

     Trustee Fee Paid                                             291.67

     Current Trustee Fee Arrearage                                  0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                 34,217,974.21
     Monthly Premium Rate                                         0.0200%
     Prior Premium Arrearage                                        0.00
     Premium Amount Due                                         6,844.00

     Premium Amount Paid                                        6,844.00

     Current Premium Arrearage                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                      No
                                                                  -------------

      (b)  Certificate Insurer makes an Insured Payment                No
                                                                  -------------

      (a)  Gross Charge-Off Event (Yes/No)                             No
                                                                  -------------

      (b)  Delinquency Trigger Event                                   No
                                                                  -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                              Gross                      Gross                       Monthly
                             Defaults     Recoveries  Charge-Offs     ADCPB        Charge-Offs
                             --------     ----------  -----------   ----------     -----------
           2 months prior      21,321       6,719       14,602      40,748,321           0.43%
           1 month prior       84,012      62,204       21,807      38,961,170           0.67%
           Current             73,327      47,155       26,173      37,554,027           0.84%


           3 Month Gross Charge-Off Ratio                                                0.65%
           Maximum Allowed                                                               2.50%


30+ DELINQUENCIES

                                                                   Monthly
                          Delinquencies     ADCPB               Delinquencies
                          -------------     -----               -------------
           2 months prior   1,874,231     40,748,321                4.60%
           1 month prior    1,367,608     38,961,170                3.51%
           Current month    1,912,093     37,554,027                5.09%

                          Delinquency Ratio:                        4.40%
                          Maximum Delinquency Ratio:                7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                      No
                                                                  -------------

      (b)  Issuer Delinquency Trigger Ratio                            No
                                                                  -------------


GROSS DEFAULTS (>=180)

                                                               Monthly
                              Gross Defaults       ADCPB    Gross Defaults
                              --------------    ----------  --------------
           Current                  0           37,554,027      0.0000%
           1 month prior            0           38,961,170      0.0000%
           2 months prior           0           40,748,321      0.0000%
                                   --           ----------      ------
           Sum/Average              0           39,087,840      0.0000%
                                                                     4
                                                                ------
           Gross Defaults                                       0.00%

                i A       Subordinated Percentage               9.00%
               ii B       WAL of Remaining Leases               2.08
                          Two                                   2.00
                          Ratio (i/ii)/2                        2.17%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                Monthly
                           Delinquencies          ADCPB      Delinquencies
                           -------------        ----------   -------------
           2 months prior     252,226           40,748,321      0.62%
           1 month prior      234,176           38,961,170      0.60%
           Current month      392,160           37,554,027      1.04%


                          Issuer Delinquency Trigger Ratio:     0.75%
                          Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than
           8.86% of ADCPB?                                No
                                                     -------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                     -------------

      (3)  Has a Delinquency Event Occurred?              No
                                                     -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

Aging/Delinquency Statistics

                                                                               ADCPB            Total
Current                                                                        35,641,935          94.91%
31-60 Days Past Due                                                             1,213,524           3.23%
61-90 Days Past Due                                                               306,408           0.82%
91+ Days Past Due                                                                 392,160           1.04%
                                                                         ----------------     ----------

Total                                                                          37,554,027         100.00%


Certificate Factors

Class A Notes                                                                 0.521395237
Class B-1 Notes                                                               0.521395165
Class B-2 Notes                                                               0.521395210


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                    72,024,925.77
Maximum Substitution (10% of Initial)                                        7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)                 3,601,246.29

Prior month Cumulative ADCPB Substituted                                     3,234,855.86
Current month ADCPB Substituted                                                        --
                                                                           --------------
Cumulative ADCPB Substituted                                                 3,234,855.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts             1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                    --
                                                                           --------------
Cumulative ADCPB Substituted for Defaulted Contracts                         1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                         9,374,787.83
Current month ADCPB prepaid                                                    208,267.02
                                                                           --------------
Cumulative ADCPB prepaid                                                     9,583,054.85

Prior month Cumulative ADCPB Defaulted                                       3,538,534.28
Current month ADCPB Defaulted                                                   73,327.31
                                                                           --------------
Cumulative ADCPB Defaulted                                                   3,611,861.59

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                        68,412.59

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                 (333,587.58)
    Transfer of prior period Excluded Amounts not yet transferred                                (95,146.03)
    Collections Received [5.02 (b)(d)]                                                         1,947,168.27
    Excluded Amounts [5.02 (d)][Definition]                                                     (582,438.33)
    Collections on Deposit due Collection Account [5.02 (d)]                                    (977,911.93)

    Ending Balance                                                                                26,496.99


COLLECTION ACCOUNT
    BEGINNING BALANCE, APRIL 1, 1999                                                                                  799,648.15

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1999
    Add:  Servicer Advance                                                                                            641,587.78
    Add:  Payments due Collection Account from last 2 business days prior period                                      358,718.87
    Add:  Add'l transfers                                                                                                   0.00
    Add: Amounts to Collection Acct from Security deposit account                                                           0.00
    Less: Total distributions on  April 10, 1999                                                                   (1,799,954.80)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1999
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                                  977,911.93
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                              0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                          0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                     0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                                           2,871.33
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                               0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                            0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                      0.00
    Add: Security Deposits Related to Prepayment                                                                            0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                         0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                      0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                        0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                                            0.00

    Ending balance on April 30, 1999 and May 1, 1999                                                                  980,783.26

    Add: Servicer Advances to be deposited on Determination Date                                                      697,018.06
    Add: Payments due Collection Acct from last 3 business days                                                        77,127.28
    Add: Payments not yet transferred to the Collection Account                                                             0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                               0.00

    Adjusted Collection Account Balance                                                                             1,754,928.60

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999


SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                                                   0.00
    Add: Balance deposited on closing date                                                               0.00
    Add: Security Deposits [6.02 b]                                                                      0.00
    Less: Amounts to Collection Account [6.02 c]                                                         0.00
    Add:  Investment Earnings                                                                            0.00
                                                                                                         ----

    Ending balance on April 30, 1999                                                                     0.00

    Less: Amounts to Collection Account [6.02 c]                                                         0.00

    Adjusted Security Deposit  Account Balance                                                           0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                               0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                   0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                    ----

    Ending balance on April 30, 1999                                                                                0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                    ----

    Adjusted New Transferred Property Funding Account Balance                                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                           1,754,928.60


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

    (ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

    (iii)    Aggregate of: [6.06 c (iii)]
             (A)   Unreimbursed Servicer Advances from prior periods                                                    0.00
             (B)   Servicer Fee and unpaid Servicer Fee                                                            16,202.04
             (C)   Servicing Charges inadvertently deposited in Collection Account                                      0.00

    (iv)     Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                   648.08

    (v)      Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                     6,844.00

    (vi)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                     291.67

    (vii)    Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                              179,359.21

    (viii)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                           6,814.43

    (ix)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                             6,658.89

    (x)      Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              1,171,156.79

    (xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                         0.00

    (xii)    Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]           39,925.80
             provided no restricting event exists

    (xiii)   Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]          33,271.50
             provided no restricting event or issuer restricting event exists

    (xiv)    Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

    (xv)     Prepayments optionally transferred to collection account and disbursed in                                   0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

    (xvi)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                          293,756.19


    Reviewed By:



-----------------------------------------------
    E. ROGER GEBHART
    SENIOR VICE PRESIDENT & TREASURER